SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549







                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 27, 2004


                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


              California                        0-27122              94-2900635
    (State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
            Incorporation)                                   Identification No.)

                     3011 Triad Drive
                      Livermore, CA                                 94550
         (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (925) 245-3400

                                      None

          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.        Results of Operations and Financial Condition.

     The following information is furnished pursuant to Item 2.02, Results of Operations and Financial Condition.

     On October 27, 2004, Adept Technology, Inc. ("Adept") issued a press release announcing its financial results for its fiscal 2005 first quarter ended October 2, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.


Item 9.01         Financial Statements and Exhibits

         (c)  Exhibits.

                  Exhibit 99.1 Press Release of Adept Technology Inc., dated October 27, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ADEPT TECHNOLOGY, INC.



Date:  October 27, 2004                     By   /s/ Robert R. Strickland
                                                 ------------------------
                                                     Robert R. Strickland
                                                     Chief Financial Officer